UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

Commission File Number

001-34581

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-0411521

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 28, 2014, Kraton Performance Polymers, Inc. (the “Company”) issued a press release announcing entry into a definitive agreement to combine with the styrenic block copolymer business of LCY Chemical Corp. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On January 28, 2014, the Company issued slides to accompany an investor teleconference relating to the combination transaction. A copy of the slide presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities of the company or THE COMBINED COMPANY. An affiliate of the company will file a proxy statement/prospectus (and related registration statement) and other documents with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT (INCLUDING ANY AMENDMENT OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING the company, LCY AND THE COMBINATION. A DEFINITIVE PROXY statement/prospectus will be sent to the security holders of the company seeking their approval of the combination. Investors and security holders may obtain a free copy of the proxy statement/prospectus AND THE REGISTRATION STATEMENT (when available) and other documents filed by the company or its affiliate with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus AND THE REGISTRATION STATEMENT and other such documents (relating to the company) may also be obtained for free from the company by accessing its website (which is not incorporated by reference herein) at WWW.KRATON.COM

Participants in the Solicitation

The Company, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from the Company’s stockholders in connection with the combination. Information regarding such persons and a description of their interest in the combination will be contained in the proxy statement/prospectus when it is filed. Information concerning beneficial ownership of the Company’s common stock by its directors and certain executive officers is included in its proxy statement dated April 15, 2013 and subsequent statements of changes in beneficial ownership on file with the SEC.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: January 28, 2014	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay Vice President & CFO

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Kraton Performance Polymers, Inc. Press Release dated as of January 28, 2014

Exhibit 99.2	Kraton Performance Polymers, Inc. Slide Presentation dated January 28, 2014